Exhibit 99.1

FOR FURTHER INFORMATION:
At the Company:
Paul Mastrapa
Chief Financial Officer
(847) 229-7773

FOR IMMEDIATE RELEASE

OPTION CARE ISSUES FOURTH QUARTER EARNINGS UPDATE

Expects Revenues of $112 Million and Earnings per Share of $0.24
(Unaudited)

Announces Fourth Quarter Earnings Release Date of February 22, 2005

Buffalo Grove, IL, January 24, 2005 – Option Care, Inc. (Nasdaq: OPTN), today announced that the Company expects to report revenues of $112 million and diluted earnings per share of $0.24 for the fourth quarter ended December 31, 2004. The company will provide guidance for 2005 during its earnings call on February 22, 2005.

Raj Rai, Option Care’s chief executive officer commented, “We continue to make progress on our strategic initiatives and in particular, accelerating our acquisition activities.  The successful completion of our convertible bond offering last quarter gives us the capital we need to realize our objectives.  In addition, our filing of an additional shelf registration statement will allow us to further access the capital markets if needed.”

Fourth Quarter Conference Call

The Company will be hosting a conference call on Tuesday, February 22, 2005 to review the financial results for the fourth quarter.  Investors and other interested parties may access the call at 10:00 a.m. Eastern Standard Time by dialing in at (800) 659-2032, participant passcode 45132665.

The call will be broadcast live as well as replayed through the internet. The webcast can be accessed through a link at www.optioncare.com.  For those who cannot listen to the live broadcast, a replay will be available two hours after the call concludes at (888) 286-8010, passcode 32111684.  The playback will be available until midnight on February 25, 2005.

The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors.  Individual investors can listen to the call through CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents www.streetevents.com.

About Option Care

Option Care provides various home infusion therapies and specialty injectible pharmaceuticals to patients at home and other alternate sites such as infusion suites and physician’s offices.  The Company’s services and pharmaceuticals are provided nationally through its local and regional pharmacies.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Forward looking statements can be identified by the use of terms such as “anticipates,” “expects,” “believes” and other words having a similar meaning. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by us, or on our behalf. These risks and uncertainties include, but are not limited to, uncertainties affecting our businesses and our franchisees relating to acquisitions and divestitures (including continuing obligations with respect to completed transactions), sales and renewals of franchises, government and regulatory policies (including federal, state and local efforts to reform the delivery of and payment for healthcare services), general economic conditions (including economic conditions affecting the healthcare industry in particular), the pricing and availability of equipment and services, technological developments and changes in the competitive environment in which we operate. These statements are based upon assumptions and, although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate.

Further Information on Option Care Can Be Found at:

www.optioncare.com